Exhibit 99.1

Contact: Media Kent Landers T +01 404.676.2683	The Coca-Cola Company Global Public Affairs & Communications Department P.O. Box 1734 Atlanta, GA 30301

THE COCA-COLA COMPANY ANNOUNCES LEADERSHIP APPOINTMENTS TO SUPPORT NEW OPERATING STRUCTURE

All Changes Effective Jan. 1, 2013

Company to Complete Formation of Unified North America Structure

ATLANTA, Sept. 12, 2012 — The Coca-Cola Company today announced a number of leadership appointments to support the Company’s new global operating structure.  The changes complete the Company’s senior leadership roster in support of the previously announced news that Ahmet Bozer, Steve Cahillane and Irial Finan will lead the Company’s three operating businesses — Coca-Cola International, Coca-Cola Americas and Bottling Investments Group (BIG), respectively.  The changes will be effective Jan. 1, 2013.

The new structure will consolidate leadership of global operations under the Bottling Investments Group and two large, but similar sized geographic regions to streamline reporting lines, intensify focus on key markets and create a structure that leverages synergies and provides flexibility to adjust the business within these geographies in the future.

With the changes, The Coca-Cola Company’s three operating businesses reporting to Chairman and CEO Muhtar Kent will be structured as follows:

COCA-COLA AMERICAS
Coca-Cola Americas will include the Company’s North America and Latin America Groups, reporting to Cahillane.

North America Group

The Company will complete the formation of a unified North America structure designed to leverage world-class brand marketing capabilities with best-in-class supply chain and customer service capabilities.  The new structure will fully position the Company’s U.S. and Canada business to operate as an aligned and agile unit to best serve bottlers, customers and consumers in its flagship market.

•                  J. Alexander “Sandy” Douglas Jr., currently President of Coca-Cola North America, will be appointed Global Chief Customer Officer, reporting to Kent. Douglas will leverage his strong customer relationships around the world to ensure Coca-Cola is known globally as an organization that delivers world-class value and service to its customers.  He will also continue to lead the North America franchise strategy.

•                  Katie Bayne, currently President, North America Sparkling Beverages, will become President, North America Brands.  She will be responsible for strategic marketing, sparkling beverages, glacéau, Minute Maid juices, coffee, tea and water, diversity business development and Latin Affairs in the U.S.  The Canada Business Unit, led by Nicola Kettlitz, will also report to Bayne.

•                  Brian Kelley, currently Chief Product Supply Officer for Coca-Cola Refreshments, will be appointed President and Chief Operating Officer, Coca-Cola Refreshments, where he will have responsibility for all foodservice, regional sales, product supply, customer care, customer retail and commercial operations in the U.S.  Coca-Cola Refreshments Canada, led by John Guarino, will also report to Brian.

•                  Cahillane’s North America direct reports will also include Ben Garren, Legal; Nancy Hunter, Executive Assistant; Carolyn Jackson, Human Resources, Robert Long, Quality & Technical; Sonya Soutus, Public Affairs & Communications; Duane Still, Finance; Deryck van Rensburg, Venturing and Emerging Brands, and; Brian Wynne, Strategy and Business Transformation.

Latin America Group

•                  Jose Octavio “Pacho” Reyes, currently President of the Latin America Group, will be appointed Vice Chairman, The Coca-Cola Export Corporation. Reyes, who plans to retire from the Company on March 1, 2014, will report to Kent and serve as a mentor for system leaders around the globe.  He will also lead certain efforts to implement key 2020 Vision initiatives and help ensure seamless leadership transition around the world.

•                  Brian Smith, currently President of the Mexico Business Unit, will be appointed President of the Latin America Group, succeeding Reyes and reporting to Cahillane.

•                  Business Unit Presidents reporting to Smith will include:

•                  Francisco Crespo, currently President, South Latin, who will succeed Smith as President, Mexico;

•                  John Murphy, currently President, Latin Center, who will replace Crespo as President, South Latin;

•                  Alfredo Rivera, currently General Manager, Sparkling Beverages for Mexico, who will replace Murphy as President, Latin Center;

•                  Xiemar Zarazua, who will continue as President, Brazil Business Unit.

COCA-COLA INTERNATIONAL
Coca-Cola International will include the Company’s Eurasia & Africa, Europe and Pacific Groups, reporting to Bozer.

Eurasia & Africa Group

•                  Nathan Kalumbu, currently President of the Central, East and West Africa (CEWA) Business Unit, will be named President, Eurasia & Africa Group, succeeding Bozer.

•                  Business Unit Presidents reporting to Kalumbu will include:

•                  Kelvin Balogun, currently General Manager for Nigeria, who will succeed Kalumbu as President, CEWA;

•                  Curt Ferguson, Middle East and North Africa;

•                  Therese Gearhart, South Central Africa;

•                  Galya Molinas, Turkey, Caucasus and Central Asia;

•                  Zoran Vucinic, Russia, Ukraine and Belarus.

Europe Group

•                  Dominique Reiniche, currently President of the Europe Group, will be appointed Chairman, Europe Group, reporting to Kent. She will lead the Company’s European sustainability and stakeholder agenda, enhancing engagement across the continent on key issues with governments, civil society and industry, with a particular focus on EU institutions and broader industry bodies.

•                  James Quincey, currently President of the Northwest Europe and Nordics (NWEN) Business Unit, will be appointed President, Europe Group, succeeding Reiniche and reporting to Bozer.

•                  Business Unit Presidents reporting to Quincey will include:

•                  Nikos Koumettis, Central and Southern Europe;

•                  Marcos de Quinto, Iberia;

•                  Dan Sayre, currently President, Japan, who will succeed Quincey as President, NWEN;

•                  Hendrik Steckhan, Germany.

Pacific Group

•                  Coca-Cola’s Pacific Group will continue to be led by Glenn Jordan, President, Pacific Group, who will report to Bozer.

•                  Business Unit Presidents reporting to Jordan will include:

•                  Manuel Arroyo, ASEAN;

•                  Tim Brett, currently Executive Vice President and General Manager, Japan Business Unit, who will succeed Sayre as President, Japan;

•                  David Brooks, Greater China and Korea;

•                  Bruno Filipi, South Pacific;

•                  Atul Singh, India and Southwest Asia, which will move to the Pacific Group from the Eurasia & Africa Group.

Coca-Cola International functional leaders reporting to Ahmet Bozer will include Harry Anderson, Finance; Paul Fourie, Strategy and Planning, and; Stevens Sainte-Rose, Human Resources.

BOTTLING INVESTMENTS GROUP

The Bottling Investments Group’s senior operational leadership team reporting to Finan includes:

•                  Rick Frazier, Commercial Product Supply;

•                  Martin Jansen, China, Malaysia and Singapore;

•                  T. “KK” Krishnakumar, India;

•                  Vamsi Mohan, Vietnam and Cambodia;

•                  Paul Mulligan, Latin America and Japan;

•                  Ulrik Nehammer, Germany;

•                  Bill Schultz, Philippines;

•                  Kevin Warren, Middle East, Africa and Russia.

Finan’s functional reports include: Sunil Ghatnekar, Finance; William Hovis, Procurement;  Afzaal Malik, Public Affairs & Communications; Mark Pitts, Executive Assistant; Javier Polit, Information Technology; Bjarne Tellmann, Legal, and; Nick Wall, Human Resources.

In addition to Bozer, Cahillane, Finan, Douglas, Reiniche and Reyes, Kent’s direct reports will include Alex Cummings, Chief Administrative Officer; Gary Fayard, Chief Financial Officer; Javier Goizueta, President, The McDonald’s Division; Julie Hamilton, Executive Assistant to the Chairman and CEO; Joseph Tripodi, Chief Marketing and Commercial Officer; and Clyde Tuggle, Chief Public Affairs and Communications Officer.

“Today’s announcement demonstrates the talented, diverse and experienced senior management team our Company is fortunate to have worldwide,” Kent said.  “These executives are leading our operating businesses around the world at a critical time as we build the right structure for the next phase of our journey toward achieving our 2020 Vision.  We have solid momentum in our business, and we continue to lay the foundation for strong leadership and management continuity for years to come.”

More information on the Company’s previously announced plan to organize around three major operating businesses is available at:
http://www.thecoca-colacompany.com/dynamic/press_center/2012/07/new-operating-structure-leadership-appointments.html.

Biographies of each of the leaders named are available at:
http://www.thecoca-colacompany.com/ourcompany/leadership-2013.html.

About The Coca-Cola Company
The Coca-Cola Company (NYSE: KO) is the world’s largest beverage company, refreshing consumers with more than 500 sparkling and still brands. Led by Coca-Cola, the world’s most valuable brand, our Company’s portfolio features 15 billion-dollar brands including Diet Coke, Fanta, Sprite, Coca-Cola Zero, vitaminwater, Powerade, Minute Maid, Simply, Georgia and Del Valle. Globally, we are the No. 1 provider of sparkling beverages, ready-to-drink coffees, and juices and juice drinks. Through the world’s largest beverage distribution system, consumers in more than 200 countries enjoy our beverages at a rate of 1.8 billion servings a day. With an enduring commitment to building sustainable communities, our Company is focused on initiatives that reduce our environmental footprint, support active, healthy living, create a safe, inclusive work environment for our associates, and enhance the economic development of the communities where we operate. Together with our bottling partners, we rank among the world’s top 10 private employers with more than 700,000 system employees. For more information, please visit www.thecoca-colacompany.com or follow us on Twitter at twitter.com/CocaColaCo.

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